Execution Version

FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT
This First Amendment to Second Amended and Restated Loan Agreement (this “Amendment”), dated as of August 31, 2018, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).
R E C I T A L S:
A.    The Company, certain of its Subsidiaries, the Lenders and Agent have entered into a Second Amended and Restated Loan Agreement dated as of June 25, 2018, (the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.
B.    The Company has requested that the Agent and the Lenders agree to the amendments to the Loan Agreement set forth herein.
C.    The Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein, as more particularly as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.New Definitions. Section 1.1 of the Loan Agreement is amended by adding the following new definitions, in alphabetical order:
“First Amendment” means the First Amendment to Second Amended and Restated Loan Agreement, dated as of August 31, 2018, among the Borrowers, the Lenders, and the Agent.
“First Amendment Effective Date” means August 31, 2018, the effective date of the First Amendment.
“Shift” means Shift Technologies, Inc., a Delaware corporation.
“Shift Facility” means a floor plan credit facility or debt financing provided by one or more lenders after the First Amendment Effective Date to Shift in an aggregate principal amount not to exceed $50,000,000 at any time outstanding, guaranteed in whole or in part by one or more Loan Parties.

“Shift Investments” has the meaning set forth in Section 13.6(q).

2.    Investments. Section 13.6 of the Loan Agreement is amended by adding the following new subsection (q):
(q) Following the First Amendment Effective Date, Investments by the Company and its Subsidiaries in Shift consisting of (a) preferred equity investments, together with warrants to acquire additional equity interests and any additional equity interests acquired upon exercise of such warrants provided, that the aggregate amount of such Investments made by the Company and its Subsidiaries does not exceed $54,000,000, (b) loans and other extensions of credit by the Company and its Subsidiaries to Shift in an aggregate principal amount not to exceed $25,000,000 at any time outstanding and (c) guarantees by the Company and its Subsidiaries of the Shift Facility (each, a “Shift Investment” and collectively, the “Shift Investments”).

3.    Transactions with Affiliates. Section 13.7 of the Loan Agreement is deleted and replaced with the following:
13.7    Transactions with Affiliates. Other than (i) service agreements with DiMar Holdings, LLC and its subsidiaries and Minority Dealer Affiliates and (ii) any agreement, contract or transaction entered into in connection with the Shift Investments, each Borrower shall not, and the Company shall not permit any Subsidiary to, enter into any transaction with any Affiliate, except a Loan Party, including without limitation, the purchase, sale, or exchange of property or the rendering of any service, except in the ordinary course of business and upon fair and reasonable terms no less favorable to it than those that would prevail in a comparable arm’s length transaction with a Person not an Affiliate.
4.    Indebtedness. Section 13.10(f) of the Loan Agreement is deleted and replaced with the following:
(f)    Unsecured guarantees by the Company of (i) Other Floorplan Financing obligations of Dealerships to Other Floorplan Lenders, (ii) debt of any Real Estate Subsidiary which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements, (vi) Indebtedness which is permitted under Section 13.10(o) and (p), and (vii) the Shift Facility. Notwithstanding any contrary provisions hereof, the foregoing guarantees shall be the only guarantees by the Company.

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5.    Events of Default. Section 14.1.3 of the Loan Agreement is deleted and replaced with the following:
14.1.3    Any Loan Party defaults in the payment or performance of any material provisions of any agreement or condition relating to any Indebtedness of such Loan Party (except as described in Section 14.1.16) in an aggregate amount outstanding for such Indebtedness for all Loan Parties that, together with amounts described in Section 14.1.16, is in excess of $20,000,000 (other than Indebtedness owing under the Loan Documents), and the period of grace, if any, to cure such default shall have passed, and the default constitutes (a) nonpayment or (b) any event or condition, the effect of which is to cause or permit the holder of such Indebtedness to cause such Indebtedness to become due prior to its maturity date.
6.    Collateral Releases. Section 16.16 of the Loan Agreement is amended by adding the following after the last sentence of such Section:
If any of the Collateral shall be sold or otherwise disposed of by any Loan Party in a transaction permitted by the Loan Documents, then Agent, at the request and sole expense of the applicable Loan Party, shall execute and deliver to such Loan Party all releases and other documents reasonably necessary or advisable for the release of the Liens created under the Loan Documents on such Collateral, provided that the applicable Loan Party shall provide to the Agent evidence of such transaction's compliance with the Loan Documents as Agent shall reasonably request.
7.    Condition Precedent. The effectiveness of this Amendment is subject to receipt by Agent of executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders.
8.    Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:
8.1    Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.
8.2    Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns,

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officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.
9.    References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.
10.    Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:
10.1    Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.
10.2    Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.
11.    Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.
12.    Recitals. The Recitals are hereby incorporated herein.
13.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

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14.    Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

[Signature pages follow]

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BORROWERS:

LITHIA MOTORS, INC.

By:
Name:
Title:

BAIERL AUTOMOTIVE CORPORATION
BAIERL CHEVROLET, INC.
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH FREEHOLD-V, LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LAD CARSON-N, LLC
LAD-AU, LLC
LAD-MB, LLC

FIRST AMENDMENT

LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA ARMORY GARAGE, LLC
LITHIA BRYAN TEXAS, INC.
LITHIA BUFFALO-A, LLC
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CRATER LAKE-F, INC.
LITHIA CRATER LAKE-M, INC.
LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA EATONTOWN-F, LLC
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA IDAHO FALLS-F, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MIDDLETOWN-L, LLC

FIRST AMENDMENT

LITHIA MONROEVILLE-A, LLC
LITHIA MONROEVILLE-C, LLC
LITHIA MOON-S, LLC
LITHIA MOON-V, LLC
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.

FIRST AMENDMENT

LITHIA OF PORTLAND, LLC
LITHIA OF ROBSTOWN, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF UTICA - 4, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE – 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA ORCHARD PARK-H, LLC
LITHIA PARAMUS-M, LLC
LITHIA PITTSBURGH-S, LLC
LITHIA RAMSEY-B, LLC
LITHIA RAMSEY-L, LLC
LITHIA RAMSEY-M, LLC
LITHIA RAMSEY-T, LLC
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA SPOKANE-B, LLC
LITHIA SPOKANE-S, LLC
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA UNIONTOWN-C, LLC
LITHIA VAUDM, INC.
LLL SALES CO LLC
LMBB, LLC

FIRST AMENDMENT

LMBP, LLC
LMOP, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
TUSTIN MOTORS INC.

By:
Name: John F. North III
Title: Authorized Agent

FIRST AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as
Agent, Lender, Swing Line Lender, and LC Issuer
By:
Name:
Title:

FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A., as Lender
By:
Name:
Title:

FIRST AMENDMENT

MERCEDES-BENZ FINANCIAL SERVICES
USA LLC, as Lender
By:
Name:
Title:

FIRST AMENDMENT

TOYOTA MOTOR CREDIT
CORPORATION, as Lender
By:
Name:
Title:

FIRST AMENDMENT

BMW FINANCIAL SERVICES NA, LLC, as
Lender
By:
Name:
Title:
By:
Name:
Title:

FIRST AMENDMENT

BANK OF AMERICA, NA, as Lender
By:
Name:
Title:

FIRST AMENDMENT

BANK OF THE WEST, as Lender

By:
Name:
Title:

FIRST AMENDMENT

NISSAN MOTOR ACCEPTANCE
CORPORATION, as Lender

By:
Name:
Title:

FIRST AMENDMENT

AMERICAN HONDA FINANCE
CORPORATION, as Lender

By:
Name:
Title:

FIRST AMENDMENT

TD BANK, N.A., as Lender

By:
Name:
Title:

FIRST AMENDMENT

ALLY BANK, as Lender

By:
Name:
Title:

FIRST AMENDMENT

SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

FIRST AMENDMENT

VW CREDIT, INC., as Lender

By:
Name:
Title:

FIRST AMENDMENT

HYUNDAI CAPITAL AMERICA, as Lender

By:
Name:
Title:

FIRST AMENDMENT

CAPITAL ONE, N.A., as Lender

By:
Name:
Title:

FIRST AMENDMENT

BRANCH BANKING & TRUST COMPANY, as Lender

By:
Name:
Title:

FIRST AMENDMENT

BMO HARRIS BANK, N.A., as Lender

By:
Name:
Title:

FIRST AMENDMENT

WELLS FARGO BANK, NA, as Lender

By:
Name:
Title:

FIRST AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

FIRST AMENDMENT

M&T Bank, as Lender

By:
Name:
Title:

FIRST AMENDMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS
Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment.

797 VALLEY STREET, LLC
BAIERL CHEVROLET, INC.
BAIERL AUTO PARTS, INC.
BAIERL AUTOMOTIVE CORPORATION
BAIERL HOLDING CORPORATION
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CARBONE AUTO BODY, LLC
CRANBERRY AUTOMOTIVE, INC.
DAH CHONG HONG CA TRADING LLC
DAH CHONG HONG TRADING CORPORATION
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH AUTO GROUP (USA) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA INVESTMENTS LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH DMS, NJ, LLC
DCH ESSEX INC
DCH FINANCIAL NJ, LLC
DCH FREEHOLD - V, LLC
DCH FREEHOLD LLC
DCH HOLDINGS LLC
DCH INVESTMENTS, INC. (NEW JERSEY)
DCH INVESTMENTS, INC. (NEW YORK)
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NORTH AMERICA INC.
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.

FIRST AMENDMENT

DCH SIMI VALLEY INC.
DCH SUPPORT SERVICES, LLC
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TL HOLDINGS LLC
DCH TL NY HOLDINGS LLC
DCH TORRANCE IMPORTS INC.
ELIZABETH COLLISION, LLC
FREEHOLD NISSAN LLC
FUSE AUTO SALES, LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LA MOTORS HOLDING, LLC
LAD ADVERTISING, INC.
LAD CARSON-N, LLC
LAD-AU, LLC
LAD-MB, LLC
LAD MOBU, INC.
LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA AIRCRAFT, INC.
LITHIA ARMORY GARAGE, LLC
LITHIA AUCTION & RECON, LLC
LITHIA AUTO SERVICES, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA BA HOLDING, INC.
LITHIA BNM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA BUFFALO-A, LLC
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.

FIRST AMENDMENT

LITHIA CRATER LAKE-F, INC.
LITHIA CRATER LAKE-M, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA EATONTOWN-F, LLC
LITHIA FINANCIAL CORPORATION
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA HPI, INC.
LITHIA IDAHO FALLS-F, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MIDDLETOWN-L, LLC
LITHIA MMF, INC.
LITHIA MONROEVILLE-A, LLC
LITHIA MONROEVILLE-C, LLC
LITHIA MONROEVILLE-V, LLC
LITHIA MOON-S, LLC
LITHIA MOON-V, LLC
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NORTHEAST REAL ESTATE, LLC
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.

FIRST AMENDMENT

LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD 1, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROBSTOWN, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF UTICA – 4, LLC

FIRST AMENDMENT

LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE - 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA ORCHARD PARK-H, LLC
LITHIA OREGON INVESTMENTS – 1, LLC
LITHIA OREGON INVESTMENTS – 2, LLC
LITHIA PARAMUS-M, LLC
LITHIA PITTSBURGH-S, LLC
LITHIA RAMSEY-B, LLC
LITHIA RAMSEY-L, LLC
LITHIA RAMSEY-M, LLC
LITHIA RAMSEY-T, LLC
LITHIA REAL ESTATE, INC.
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA SPOKANE-B, LLC
LITHIA SPOKANE-S, LLC
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA UNIONTOWN-C, LLC
LITHIA VAUDM, INC.
LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
LSTAR, LLC
MEDFORD INSURANCE, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PA REAL ESTATE, LLC
PA SUPPORT SERVICES, LLC
PARAMUS COLLISION, LLC
PARAMUS WORLD MOTORS LLC
RFA HOLDINGS, LLC
SALEM-B, LLC

FIRST AMENDMENT

SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
SOUTHERN CASCADES FINANCE CORPORATION
TUSTIN MOTORS, INC.
ZELIENOPLE REAL ESTATE, L.L.C.
ZELIENOPLE REAL ESTATE I, L.P.

By:
Name: Christopher S. Holzshu
Title:     Authorized Agent

FIRST AMENDMENT